NEWS RELEASE

PROVIDENT FINANCIAL SERVICES, INC. AND PROVIDENT BANK
NAME URSULINE FOLEY TO THE BOARD OF DIRECTORS

ISELIN, NJ June 24, 2019 - Provident Financial Services, Inc. (NYSE:PFS) (the “Company”) today announced that Ursuline F. Foley has been named to the boards of directors of the Company and its wholly owned subsidiary, Provident Bank.

Foley brings more than three decades of global experience in financial services and technology, having most recently served as Chief Corporate Operations Officer, Chief Information Officer, Chief Data Officer and Managing Director with XL Group.

“I am delighted to welcome Ursuline to our boards. Her extensive global experience in financial services and technology from a successful career with XL group will strengthen our boards’ breadth of talent and depth of knowledge”, said Christopher Martin, Provident’s chairman, president and chief executive officer. “I am confident her proven leadership in the areas of technology and innovation strategy will be extremely valuable as Provident continues to enhance its digital and mobile banking capabilities”, added Martin.

“I have always admired Provident for its strong commitment to providing customers with a best-in-class experience,” said Foley. “I am honored to be joining the board and look forward to working with Chris and the directors.”

Foley holds a Bachelor of Science and Teaching Diploma from University College, Cork, Ireland, a Master’s of Science from Pace University, New York, NY, and Leadership in Technology Certification from Babson College, Wellesley, MA. She is Chairman and prior President of the Westchester Fairfield Society for Information Management, and is a member of Pace University Seidenberg School Advisory Board, University of Bridgeport Advisory Board, Rutgers University Cyber Security Advisory Board, Accenture Insurance Innovation Advisory Board, and a member of the National Association of Corporate Directors.

About the Company
Provident Financial Services, Inc. is the holding company for Provident Bank, a community-oriented bank offering "commitment you can count on" since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company.

Forward Looking Statements
Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-

looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “project,” “intend,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, and the availability of and costs associated with sources of liquidity.

The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect events or circumstances after the date of this statement.

CONTACT: Leonard G. Gleason, Senior Vice President and Investor Relations Officer, +1-732-590-9300